UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 9, 2023
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.05 par value	SRDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

 The Annual Meeting of Shareholders of Surmodics, Inc. (the “Company”) was held on February 9, 2023.  The final voting results on the proposals, which were described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on December 19, 2022, are set forth below.

1.            Election of Directors.  Each of the individuals nominated by the Company’s Board of Directors to serve as Class III directors was duly elected by the Company’s shareholders, and the final results of the votes cast are as follows:

	For	Withheld	Broker Non-Votes
Susan E. Knight	11,211,745	648,346	788,260
José H. Bedoya	10,889,142	970,949	788,260

2.            Set the Number of Directors.  The Company’s shareholders approved the proposal to set the number of directors at six (6) by the following vote:

For	Against	Abstain	Broker Non-Votes
11,806,229	49, 853	4,009	788,260

3.            Ratification of the Appointment of Deloitte & Touche LLP.  The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023 by the following vote:

For	Against	Abstain	Broker Non-Votes
12,528,371	115,615	4,365	-

4.            Advisory Vote on Executive Compensation.  The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
11,173,618	669,818	16,655	788,260

5.            Advisory Vote on Frequency of Advisory Vote on Executive Compensation.  The Company’s shareholders approved, on an advisory basis, an advisory vote on executive compensation every year by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,375,883	425	472,427	11,356	788,260

Based on the votes set forth above, the choice of the shareholders with respect to the frequency with which shareholders of the Company should be entitled to have an advisory vote on executive compensation was 'every 1 year'. In accordance with the results of the vote, the board of directors determined that the Company will conduct an annual advisory vote on executive compensation.

6.            Amendment of Surmodics 2019 Equity Incentive Plan.  The Company’s shareholders approved an amendment to the Surmodics 2019 Equity Incentive Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
10,087,674	1,760,810	11,607	788,260

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 13, 2023	/s/ Gordon S. Weber
Gordon S. Weber
Senior Vice President of Legal, General Counsel and Secretary